SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) - September 4, 2001
                                                         -----------------


                                 PALADYNE CORP.
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             (Exact name of registrant as specified in its charter)


         Delaware                    0-22969                     59-3562953
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
    of Incorporation)                                       Identification No.)


    1650A Gum Branch Road, Jacksonville, NC                        28540
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    (Address of principal executive offices)                    (zip code)


       Registrant's telephone number, including area code - (888) 773-3501
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                                       N/A
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         (Former Name or Former Address, if changed since last report)


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Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------

          On September 4, 2001, Paladyne Corp. (the "Company") engaged Stefanou and Company, LLP ("Stefanou"), whose business address is 1360 Beverly Road, Suite 305, McLean, Virginia 22101 to act as the Company's independent certified public accountants for the fiscal year ended August 31, 2001. The Company has not consulted with Stefanou prior to Stefanou's retention on either application of accounting principles or type of opinion Stefanou might render on the Company's financial statements.

          The Company previously announced that its prior accountants, BDO Seidman, LLP had resigned as disclosed in more detail in a Form 8-K and 8-K/A for an event of July 17, 2001. There had not been any disagreements with the Company's former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.


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


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PALADYNE CORP.
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                                           (Registrant)


Dated: September 5, 2001                  By   /s/ Terrence J. Leifheit
                                            ------------------------------------
                                          Terrence J. Leifheit, Chairman and CEO


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